STONE RIDGE EQUITY FUND

Supplement dated December 1, 2005

to the Prospectus dated December 29, 2004

The Board of Trustees has determined to redeem all outstanding shares of Stone Ridge Equity Fund (the “Fund”) and to cease operations of the Fund, because the advisor has declined to continue managing the Fund due to the limited number of assets under management in the Fund. The Board has concluded that this action is in the best interests of the shareholders.

The Fund will close effective December 30, 2005. Shareholders may redeem Fund shares at any time prior to this date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to December 30, 2005 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This supplement and the Prospectus dated December 29, 2004 provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 29, 2004, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 800-441-6978.